Form8-K2

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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                November 22, 2000
                               ---------------------

                        (Date of earliest event reported}


                             BioMeridan Corporation
                      (formerly Magellan Technology, Inc.)

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             (Exact name of registrant as specified in its charter)



         Utah                         0-18271                    87-0284979
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(State or other jurisdiction  (Commission File No.)          (IRS Employer
   of incorporation)                                         Identification No.)



                          12411 South 265 West, Suite F
                               Draper, Utah 84020

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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (801) 501-7517


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Item 2.  Acquisition or Disposition of Assets

     On November 22, 2000, BioMeridian Corporation (f/k/a Magellan Technology, Inc.) (the "Company"), Biological Technologies, Inc., a wholly-owned subsidiary of the Company ("BTI") and Greenberg Asset Management Trust ("Greenberg") entered into an Amendment to Notes Payable (the "Agreement") pursuant to which BTI agreed to sell to Greenberg substantially all of the assets of Biological Technologies International Inc. that were acquired by BTI pursuant to the Agreement and Plan of Merger dated August 11, 1999 (the "Assets"). The Assets include the BTA S-2000, the BTA S-2000SG, an interest in the development-stage BTA S-3000 and substantially all of the other assets, inventory and intellectual property owned by BTI related to Biological Terrain Assessment. Biological Terrain Assessment is process for assessing a patient's health by examining the acid balance, oxidative stress level and mineral concentrations in a patient's blood, urine and saliva. BTI's initial acquisition of the Assets was reported in a Current Report on Form 8-K filed with the SEC on October 1, 1999.

     As consideration for the Assets, Greenberg agreed to forgive all indebtedness of the Company to Greenberg, which indebtedness totaled $463,000 as of October 16, 2000. The board of directors determined that the consideration received for the Assets was appropriate after extensive arms-length negotiation and after considering such factors as the liquidity of the Company, the possibility of a default on the forgiven indebtedness, the costs associated with the Assets and the revenues derived from the Assets.

         The Agreement also includes the following terms:

         o All BTA S-2000 technology and software development will belong to Greenberg;

         o BioMeridian will be a preferred distributor of BTA S-2000, BTA S-2000G and related products

         o The BTA S-3000 software and basic firmware will belong to Greenberg, while the BTA S-3000 mechanical design, electrical design and automation firmware/software will belong to the Company (which software the Company is obligated to complete). Each of the Company and Greenberg will be able to license the BTA S-3000 software at specified costs;

         o Trade payables and receivables associated with BTI and the Assets are apportioned to the Company prior to October 16, 2000 and to Greenberg after October 16, 2000 (with certain specified exceptions); and

         o Dr. Greenberg, founder and owner of Greenberg, executed a Consulting Agreement in the form attached hereto as Exhibit 10.2. The Company and Greenberg agree that Greenberg will remain on the advisory board of the Company.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                           10.1     Amendment to Notes Payable

                           10.2     Consultant Agreement



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                  BioMeridian Corporation

                                  By:  /s/ Mark Seethaler
                                      __________________________
                                      Mark Seethaler, Vice President of Finance,
                                      Chief Financial Officer

                                  Date:  November 29, 2000